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                                                                  EXHIBIT 10.49



AGREEMENT

Between

TOP COPY CC
("Seller")

and

COLORSMART.COM INC.
("Purchaser")


WHEREAS the agreement entered into for the sale of the business of the Seller to the Purchaser and concluded on 20 May 1999 (The "Sale of Business Agreement") has lapsed due to the non-fulfillment of the condition precedent contained in clause 2.3 thereof, the Parties wish to reinstate the Sale of Business Agreement and effect certain amendments so as to accommodate the Purchaser's delays.


NOW THEREFORE THE PARTIES AGREE:

1.   REINSTATEMENT OF SALE OF BUSINESS AGREEMENT

     The parties agree that the Sale of Business Agreement is hereby reinstated with full force and effect from date of signature hereof save that, and subject to, the terms of this agreement which hereby amend, where applicable, the Sale of Business Agreement.

2.   INTEREST ON PURCHASE PRICE

     The parties hereby agree that interest shall be payable on the full amount of the purchase price at a rate of 6.5% (six and a half per centum) per annum, calculated daily, from 23 August 1999 to the date of payment of the full amount of the purchase price, and such interest shall be paid together with the purchase price.

3.   CHANGE OF EFFECTIVE DATE AND IMPLEMENTATION DATE

     The parties hereby amend the Sale of Business Agreement as follows:

     3.1 The definition of "effective date" in clause 1.2.5 is amended to read "means the close of business 15th May 2000".




                                                                    Hennie Hugo
                                                          H J Hugo & Associates
                                                5 Constitution Street CAPE TOWN
                                                      E-Mail: hhugo@iafrica.com
                                                                 Phone: 4657701
                                                             Facsimile: 4612287
                                                             Cell: 082 458 6634
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     3.2   The definition of "implementation date" in clause 1.2.6 is amended to read "means close of business on 15th May 2000".

     3.3 The transfer of ownership and the closing of all Colorsmart.Com acquisitions, of which your company is one, occur simultaneously with the closing of the initial public offering. Your presence will be required in New York City for this closing and you will be notified of this date with as much lead-time as possible.

4.   COUNTERPARTS

     This agreement may be entered into any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

5.   GENERAL

     No waiver, indulgence, leniency or extension of time which a part (the "Grantor") may grant of show to the other, will in any way prejudice the Grantor from exercising any of this rights in the future and no variation of, or addition or agreed cancellation to the agreement shall be of any force or effect unless it is reduced to writing and signed by or on behalf of the parties.

SIGNED on behalf of TopCopy CC at Cape Town on the 28th day of March 2000 in the presence of the undersigned witnesses:

AS WITNESSES:


1. /s/ [ILLEGIBLE]                            for TopCopy CC
   ------------------------------

2./s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
   ------------------------------             ---------------------------------
                                              Member who warrants that he is
                                              duly authorized


SIGNED on behalf of Colorsmart.Con Inc. at [ILLEGIBLE] on the      day of
2000 in the presence of the undersigned witnesses:

AS WITNESSES:


1.                                            for Colorsmart.Com Inc.
   ------------------------------

2.
   ------------------------------             ---------------------------------
                                              Director who warrants that he is
                                              duly authorized


                                                                    Hennie Hugo
                                                          H J Hugo & Associates
                                                5 Constitution Street CAPE TOWN
                                                      E-Mail: hhugo@iafrica.com
                                                                 Phone: 4657701
                                                             Facsimile: 4612287
                                                             Cell: 082 458 6634